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                                                                      Exhibit 21

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      SUBSIDIARIES OF THE REGISTRANT AS OF                STATE OF          ADDITIONAL NAMES UNDER WHICH SUCH
               DECEMBER 31, 2000                        INCORPORATION            SUBSIDIARY DOES BUSINESS
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
1     CARNEGIE INTERSTATE PIPELINE COMPANY                Delaware
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2     CARNEGIE NATURAL GAS COMPANY                        Pennsylvania
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3     CARNEGIE NATURAL GAS SALES, INC.                    Delaware
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4     EQT CAPITAL CORPORATION                             Delaware
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5     EQUITABLE ENERGY, LLC                               Delaware           Equitable Energy
                                                                             Equitable Energy Enterprises
                                                                             ERI Energy
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6     EQUITABLE GAS COMPANY                               Pennsylvania
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7     EQUITABLE HOMEWORKS, LLC                            Pennsylvania
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8     EQUITABLE PRODUCTION COMPANY                        Pennsylvania
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9     EQUITABLE PRODUCTION EASTERN STATES,  INC.          Delaware
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10    EQUITRANS, L.P.                                     Pennsylvania
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11    EREC NEVADA, INC.                                   Nevada
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12    ERI COSTA RICA LDC                                  Cayman Islands
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13    ERI GLOBAL PARTNERS, INC.                           Delaware
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14    ERI GROUP LDC                                       Cayman Islands
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15    ERI HOLDINGS                                        Cayman Islands
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16    ERI HOLDINGS II                                     Cayman Islands
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17    ERI INVESTMENTS, INC.                               Delaware
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18    ERI JAM, LLC                                        Delaware
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19    ERI PROVIDENCE, L.L.C.                              Delaware
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20    ERI SERVICES (ST. LUCIA) LIMITED                    West Indies
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21    ERI SERVICES, INC.                                  Delaware           Equitable Resources Services, Inc.
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22    ERI-INDEPENDENT ENERGY GROUP-HONDURAS LDC           Cayman Islands
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23    ET AVOCA COMPANY                                    Delaware
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24    ET BLUE GRASS COMPANY                               Delaware
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25    IEC HUNTERDON, INC.                                 Connecticut
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26    IEC MANAGEMENT SERVICES, INC.                       Connecticut
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27    IEC MONTCLAIR, INC.                                 Connecticut
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28    IEC PLYMOUTH, INC.                                  Connecticut
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29    INDEPENDENT ENERGY CORPORATION                      Connecticut
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30    INDEPENDENT ENERGY FINANCE CORPORATION              Connecticut
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31    INDEPENDENT ENERGY OPERATIONS, INC.                 Connecticut
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32    KENTUCKY WEST VIRGINIA GAS COMPANY, L.L.C.          Delaware
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33    NORESCO, LLC                                        Delaware
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34    NORTHEAST ENERGY SERVICES, INC.                     Delaware              Noresco
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35    THREE RIVERS PIPELINE CORPORATION                   Texas
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